Public Service Enterprise Group PSEG Earnings Conference Call 2 nd Quarter 2011 August 3, 2011 EXHIBIT 99.1

Forward-Looking Statement
Readers are cautioned that statements contained in this presentation about our and our subsidiaries' future performance, including future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995.  When used herein, the words “anticipate”, “intend”, “estimate”, “believe”, “expect”, “plan”, “should”,
“hypothetical”, “potential”, “forecast”, “project”, variations of such words and similar expressions are intended to identify forward-looking statements.  Although we believe that our expectations are based on reasonable assumptions, they are subject to risks and uncertainties and we can give no assurance they will be achieved.
The results or developments projected or predicted in these statements may differ materially from what may actually occur.  Factors which could cause results or events to differ from current expectations include, but are not limited to:
• adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission in the future, and reliability standards,
• any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
• changes in federal and state environmental regulations that could increase our costs or limit operations of our generating units,
• changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry that could limit operations of our nuclear generating units,
• actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
• any inability to balance our energy obligations, available supply and trading risks,
• any deterioration in our credit quality, or the credit quality of our counterparties,
• availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
• any inability to realize anticipated tax benefits or retain tax credits,
• changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
• delays in receipt of necessary permits and approvals for our construction and development activities,
• delays or unforeseen cost escalations in our construction and development activities,
• adverse changes in the demand for or price of the capacity and energy that we sell into wholesale electricity markets,
• increase in competition in energy markets in which we compete,
• challenges associated with recruitment and/or retention of a qualified workforce,
• adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in discount rates and funding requirements,
and
• changes in technology and customer usage patterns.
For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation.  In addition, any  forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United
States (GAAP). Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes gains or losses associated with
Nuclear Decommissioning Trust (NDT) and Mark-to-Market (MTM)
accounting and other material one-time items. PSEG presents Operating
Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information. The last two slides in this presentation include a list of items excluded from Income from Continuing Operations to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG 2011 Q2 Review Ralph Izzo Chairman, President and Chief Executive Officer

Q2 2011 Earnings Summary
$ millions (except EPS)
2011 2010
Operating Earnings
$  301 $  321
Reconciling Items, Net of Tax
19 (99)
Income from Continuing Operations
$  320 $  222
Discontinued Operations
3 2
Net Income
$  323 $  224
EPS from Operating Earnings*
$  0.59  $  0.63
Quarter ended June 30
* See page 34 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

First Half 2011 Earnings Summary
$ millions (except EPS)
2011 2010
Operating Earnings
$  732 $  760
Reconciling Items, Net of Tax
50 (40)
Income from Continuing Operations
$  782 $  720
Discontinued Operations
67     (5)
Net Income
$  849 $  715
EPS from Operating Earnings*
$  1.44 $ 1.50
Six months ended June 30
* See page 34 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG – Q2 2011
Focused on operational excellence
PSE&G focused on meeting reliability
Power’s generation volumes declined 6% in the quarter
Power continues to optimize fuel flexibility
Foundation laid for the future
PSEG Nuclear received 20-year operating license extension for
Hope Creek and Salem Generating Stations
Completed sales of both Texas generating plants
Investments for the future
BPU approved $368 million of energy efficiency and capital
infrastructure programs for PSE&G
Received incentive rate treatment for 3 transmission projects at FERC
EPA released CSAPR; Final HAPs/MACT rule expected in November
Financing position
Fitch affirmed the credit ratings of PSEG, Power and PSE&G –
Rating Outlook is Stable
Focused on building a financially strong, environmentally friendly energy business

PSEG Capital Expenditures 2011-2013
($ Millions) FROM TO
PSE&G $4,575 $5,245
PSEG Power $1,495 $1,495
PSEG Energy Holdings $570 $40
Other $70 $70
Total $6,710 $6,850
Updated capital spending program continues focus on growth investments in distribution and transmission
*Estimate
+2.1%
PSEG Capital Expenditures
2011-2013*

2009 Operating Earnings* 2010 Operating Earnings* 2011 Guidance
$2.50 - $2.75E
PSEG – Maintaining 2011 Guidance
$3.09
* See page 35 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
$3.12

PSEG 2011 Q2 Operating Company Review Caroline Dorsa Executive Vice President and Chief Financial Officer

Q2 Operating Earnings by Subsidiary
Operating Earnings Earnings per Share
$ millions (except EPS)
2011 2010 2011 2010
PSEG Power
$  186 $  229 $  0.36 $   0.45
PSE&G
105 75 0.21 0.15
PSEG Energy Holdings
5 12 0.01 0.02
Enterprise
5 5 0.01 0.01
Operating Earnings*
$  301    $  321 $   0.59 $   0.63
Quarter ended June 30
* See page 34 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$0.59
(0.01)
0.06
(0.09)
$0.63
0.00
0.25
0.50
0.75
PSEG EPS Reconciliation – Q2 2011 versus Q2 2010
Q2 2011
operating
earnings*
Q2 2010
operating
earnings*
Lower Pricing (0.05)
Lower Volume
& Weather  (0.02)
Migration (0.01)
Trading & Other 0.02
D&A (0.02)
O&M (0.01)
PSEG Power
Margins:
Rate Relief 0.01
Transmission  0.01
Renewables
& Cap Stimulus 0.02
O&M 0.03
Weather & Volume
0.01
D&A (0.01)
Other (0.01)
PSE&G
PSEG Energy
Holdings
Absence of
2010 Tax
Benefits for
Solar & Other
Projects (0.02)
Other  0.01
•See page 34 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

First Half Operating Earnings by Subsidiary
Operating Earnings Earnings per Share
$ millions (except EPS)
2011 2010 2011 2010
PSEG Power
$  452    $  541 $  0.89 $  1.07
PSE&G
268 192 0.53 0.38
PSEG Energy Holdings
2 19 - 0.03
Enterprise
10 8 0.02 0.02
Operating Earnings*
$  732 $  760   $  1.44 $  1.50
Six months ended June 30
•See page 34 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$1.44
(0.03)
0.15
(0.18)
$1.50
0.00
0.25
0.50
0.75
1.00
1.25
1.50
1.75
PSEG EPS Reconciliation – YTD 2011 versus YTD 2010
YTD 2011
operating
earnings*
YTD 2010
operating
earnings*
Lower Pricing
(0.05)
Lower Volume &
Weather (0.02)
Migration (0.02)
O&M (0.04)
D&A and Interest
(0.05)
PSEG Power
Margins:
Rate Relief 0.04
Transmission 0.02
Renewables
& Cap Stimulus 0.03
O&M 0.07
Weather
& Volume 0.02
D&A (0.02)
Other (0.01)
PSE&G
PSEG Energy
Holdings
Absence of
2010 Tax
Benefits for
Solar & Other
Projects (0.02)
ES&P
Investment
Write-off (0.01)
* See page 34 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG Power 2011 Q2 Review

PSEG Power – Q2 2011 EPS Summary
$ millions (except EPS)
Q2 2011 Q2 2010 Variance
Operating Revenues
$  1,285    $  1,264 $  21
Operating Earnings
186    229 (43)
NDT Funds/Mark to Market
Related Activity, Net of Tax
19 (27) 46
Income from Continuing Operations
205 202 3
Discontinued Operations
3 2 1
Net Income
208    204 4
EPS from Operating Earnings*
$  0.36 $  0.45 ($  0.09)
* See page 34 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$0.45
(0.06)
(0.02)
(0.01)
$0.36
0.00
0.25
0.50
Lower Pricing
(0.05)
Lower Volume &
Weather (0.02)
Migration (0.01)
Trading & Other
0.02
PSEG Power EPS Reconciliation – Q2 2011 versus Q2 2010
Q2 2011
operating
earnings*
Q2 2010
operating
earnings*
* See page 34 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
O&M
Higher
Depreciation
for BET
Lower IDC
Offset

PSEG Power – Generation Measures
7,487
7,307
2,595
2,191
4,090
3,824
0
8,750
17,500
2010 2011
Quarter ended June 30
Total Nuclear
Total Coal*
Oil & Natural Gas
– excluding
Texas
* Includes figures for Pumped Storage
PSEG Power – Generation (GWh)
14,172
13,322
PSEG Power – Capacity Factors (%)
2010 2011
Nuclear 95.0% 94.6%
Coal
NJ 42% 31%
PA 83% 80%
CT 35% 15%
Combined Cycle
PJM and NY 52% 53%
Six months ended June 30

PSEG Power – Fuel Costs
Quarter ended June 30
($ millions) 2010 2011
Coal 99 83
Oil & Gas* 168 155
Total Fossil 267 238
Nuclear 41 44
Total Fuel Costs 308 282
Total Generation
(GWh)
14,172 13,322
$ / MWh 21.73 21.17
PSEG Power – Fuel Costs
* Excludes Texas

PSEG Power – Gross Margin Performance
$0
$25
$50
$75
2010 2011
$51
$49
Quarter ended June 30
Margins influenced by lower pricing and volumes
Regional Performance
Region
Q2 Gross
Margin ($M)
Q2 Performance
PJM $622
Q2 contribution to gross margin
declined, reflecting lower volumes,
capacity prices, and BGS/hedge
pricing which occurred in the
quarter. Migration volumes are
less than forecast, and impact on
margin has abated with recent
market price improvement.
New
England
$27
Fuel cost management offset
flat year-over-year pricing and
lower volumes.
New York $9
Lower volumes and pricing.
PSEG Power Gross Margin ($/MWh)*
* Excludes Texas
Decrease in generation output balanced with fuel switching at PJM oil and gas units and slight reduction at nuclear.

Hedging Update…
… our strategy is to hedge our base load generation long term.
Contracted Energy*
* Hedge percentages and prices as of July 2011 for the August 2011 and forward time frame. Revenues of full requirement load deals based on contract price, including renewable energy credits, ancillary, and transmission components but excluding capacity. Hedges include positions with MTM accounting treatment and options.
2011 2012 2013
Aug - Dec
Volume TWh 14 36 36
Base Load % Hedged 100% 75%-80% 35%-40%
(Nuclear and Base Load Coal)
Price $/MWh $68 $64 $63
Volume TWh 9 20 21
Intermediate Coal, Combined % Hedged 30%-35%
Cycle, Peaking
Price $/MWh $68
Volume TWh 23 56 57
Total % Hedged 70%-75% 45%-50% 20%-25%
Price $/MWh $68 $64 $63

PSEG Power – Q2 Operating Highlights
Q2 output declined by 6%
Q2 nuclear capacity factor at 90%
Coal dispatch affected by higher cost structure
Combined cycle units captured market opportunities
Operations
Regulatory and Market Environment
Hope Creek and Salem received 20-year Operating License Extensions from the NRC
Market prices for energy improved in Q2
May RPM auction results continue to support locational value of assets
New Jersey BPU currently investigating the need for additional capacity subsidies

PSE&G 2011 Q2 Review

PSE&G – Q2 2011 Earnings Summary
$ millions (except EPS)
Q2 2011 Q2 2010 Variance
Operating Revenues
$  1,571 $  1,536 $  35
Operating Expenses
Energy Costs
815 917 (102)
Operation & Maintenance
304 343 (39)
Depreciation & Amortization
172 177 (5)
Taxes Other than Income Taxes
28 28 -
Total Operating Expenses
1,319 1,465 (146)
Operating Earnings
105 75 30
EPS from Operating Earnings*
$  0.21 $  0.15 $  0.06
* See page 34 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$0.15
0.04
0.03
0.01
(0.02)
$0.21
0.00
0.05
0.10
0.15
0.20
0.25
`
PSE&G EPS Reconciliation – Q2 2011 versus Q2 2010
Q2 2011
operating
earnings*
Q2 2010
operating
earnings*
Weather
& Volume
* See page 34 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
O&M
Margins:
Rate Relief 0.01
Transmission 0.01
Renewables
& Cap Stimulus 0.02
D&A (0.01)
Other (0.01)

PSE&G – Monthly Weather Data
1,325
3,459
403
208
1,333
3,954
158
737
2,918
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
April May June
2011 2010 Normal
2011 vs. 2010 vs. Normal
PSE&G Monthly Temperature Humidity Index (THI)
-5.6% Q2 2011 vs. Q2 2010
+ 36% Q2 2011 vs. Normal

PSE&G Capital Expenditures 2011-2013
($ Millions) FROM TO
Transmission $2,735 $2,920
Distribution $1,295 $1,685
Renewables/EMP $545 $640
Total $4,575 $5,245
Capital program provides growth in rate base of 11-12% from 2010
Transmission investment represents over 50% of planned capex over 2011-2013
Supportive regulatory treatment
*Estimate
+15%
PSE&G Capital Expenditures
2011-2013*

PSE&G – Q2 Operating Highlights
NJBPU approved $368 million of energy efficiency and capital infrastructure programs for PSE&G
Received incentive rate treatment for 3 transmission projects at FERC
Energy Master Plan Draft Released - Public hearings
PSE&G has increased its capital budget by $670 million over 2011-2013
Rate base growth over the 2010-2013 period projected to be 11.5% CAGR
Operations
Regulatory and Market Environment
Financial
Economic indicators have stalled
Focused on maintaining reliability

PSEG Energy Holdings 2011 Q2 Review

PSEG Energy Holdings – Q2 2011 Earnings Summary
$ millions (except EPS)
Q2 2011 Q2 2010 Variance
Operating Revenues
$  21 $  20 $  1
Income from Continuing Operations /
Net Income / Operating Earnings
$  5 $  12 ($  7)
EPS from Operating Earnings*
$  0.01 $  0.02 ($  0.01)
* See page 34 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$0.01
0.01 (0.02)
$0.02
0.00
0.01
0.02
0.03
0.04
PSEG Energy Holdings EPS Reconciliation – Q2 2011 versus
Q2 2010
Q2 2011
operating
earnings*
Q2 2010
operating
earnings*
Other
* See page 34 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
Absence of Q2 2010
Tax Benefits for
Solar and Other
Projects

PSEG

PSEG 2011 Operating Earnings Guidance - By Subsidiary
$ millions (except EPS)
2011E 2010A
PSEG Power
$ 765 – $ 855 $ 1,091
PSE&G
$ 495 – $ 520 $ 430
PSEG Energy Holdings
$ 0 – $ 5 $ 49
Enterprise
$ 5 – $ 15 $ 14
Operating Earnings*
$ 1,265 – $ 1,395 $ 1,584
Earnings per Share
$ 2.50 – $ 2.75 $ 3.12
* See page 35 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG Liquidity as of June 30, 2011
Expiration Total Available
Company Facility Date Facility Usage Liquidity
($Millions)
PSE&G 5-year Credit Facility Apr-16 $600 $298 $302
5-Year Credit Facility (Power) Dec-12 $1,600 1 $170 $1,430
5-Year Credit Facility (Power) Apr-16 $1,000 $0 $1,000
5-Year Bilateral - Credit Suisse (Power) Sep-15 $100 $100 $0
5-year Credit Facility (PSEG) Dec-12 $500 2 $14 $486
5-year Credit Facility (PSEG) Apr-16 $500 $0 $500
Total $4,300 $3,718
$92
PSE&G ST Investment $0
Total Liquidity Available
$3,810
Total Parent / Power Liquidity $3,508
1
Power Facility reduced by $75 million in 12/2011
2
PSEG Facility reduced by $23 million in 12/2011
PSEG /
Power
PSEG Money Pool ST Investment

Items Excluded from Income from Continuing Operations
to Reconcile to Operating Earnings
Please see Page 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Pro-forma Adjustments, net of tax 2011 2010 2011 2010
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 15 $           10 $        42 $          20 $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) 4 (37) 8 12
Market Transition Charge Refund (PSE&G) - (72) - (72)
Total Pro-forma adjustments 19 $           (99) $       50 $          (40) $
Fully Diluted Average Shares Outstanding (in Millions)
507 507 507 507
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.03 $        0.02 $     0.08 $       0.04 $
Gain (Loss) on MTM (PSEG Power) 0.01 (0.07) 0.02 0.02
Market Transition Charge Refund (PSE&G) - (0.14) - (0.14)
Total Pro-forma adjustments 0.04 $        (0.19) $    0.10 $       (0.08) $
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
(Unaudited)
For the Three Months Ended For the Six Months Ended
June 30, June 30,

Items Excluded from Income from Continuing Operations to Reconcile to Operating Earnings
Please see Page 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Pro-forma Adjustments, net of tax 2010 2009
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 46 $            9 $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) (1)                (11)
Net Reversal of Lease Transaction Reserves (Energy Holdings) -                 29
Market Transition Charge Refund (PSE&G) (72)              -
Total Pro-forma adjustments (27) $           27 $
Fully Diluted Average Shares Outstanding (in Millions) 507             507
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.09 $         0.02 $
Gain (Loss) on MTM (PSEG Power) -              (0.02)
Net Reversal of Lease Transaction Reserves (Energy Holdings) -              0.05
Market Transition Charge Refund (PSE&G) (0.14)           -
Total Pro-forma adjustments (0.05) $        0.05 $
December 31,
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
(Unaudited)
For the Twelve Months Ended